Exhibit 99.1

QR Srl
AUDITED FINANCIAL STATEMENTS IN EUROS
INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS
Balance Sheets as of December 31, 2006 and 2005	3
Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004	4
Statement of Shareholders’ Equity for the Years Ended December 31, 2006 and 2005	5
Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004	6-7
Notes to Financial Statements	8-17

To the Board of Directors
AFP Imaging Corporation

We have audited the accompanying balance sheets of QR s.r.l, Verona as of December 31, 2006 and 2005 and the related statements of operations, shareholders' equity and cash flows for each of the three years ended December 31, 2006. These financial statements are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the QR s.r.l. as of December 31, 2006 and 2005 and the results of its operations and its cash flows for each of the three years ended December 31, 2006 in conformity with United States generally accepted accounting principles.

PITAGORA REVISIONE s.r.l.
Turin, Italy
May 23, 2007

QR S.R.L.

BALANCE SHEETS
Expressed in Euros

December, 31	2006	2005

ASSETS
Current assets:
Cash and cash equivalents	1,649,872	1,457,181
Accounts receivable, less allowance for doubtful accounts of €235.043 and €9,600	1,171,713	1,698,844
Accounts receivable - related parties		351,600
Inventories	670,233	547,769
Prepaid expenses and other current assets	88,542	219,881
Advances	4,847	0
Deferred Income taxes	245,656	68,760
Total current assets	3,830,863	4,344,035

Deferred income taxes non-current	296,619	52,770
Intangible fixed assets	0	3,000
Tangible fixed assets, net of accumulated depreciation of € 53,244 and, € 53.244	119,835	357,314
Total Assets	4,247,317	4,757,119

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Due to related parties	200,000	300,000
Accounts payable - trade	695,649	603,732
Other creditors and accrued expenses	730,236	609,717
Compensation payable- related parties	352,269
Royalties payable - related parties	528,402	1,264,167
Total current liabilities	2,506,556	2,777,616

Non current liabilities:
Long term payables - related parties	-	1,200,000
Severance indemnity	181,234	169,981
Total non current liabilities:	181,234	1,369,981

Total liabilities	2,687,790	4,147,597

Shareholders' Equity:
Share capital QR S.r.l.	10,400	10,400
Share capital NIM S.r.l.	0	10,400
Earnings retained and reserves	687,563	811,552
Net Income	861,564	1,400,274
Total shareholders' equity	1,559,527	609,522

Total Liabilities and Shareholders' Equity	4,247,317	4,757,119

See Notes to Financial Statements	3

QR S.R.L.

STATEMENTS OF OPERATIONS
Expressed in Euros		Combined	Combined

Years ended December, 31	2006	2005	2004

Net sales	7,157,380	6,204,875	3,989,462

Cost of sales	(2,679,474)	(2,281,011)	(1,383,882)

Gross profit	4,477,906	3,923,864	2,605,580

Selling, general and administrative expenses	(2,366,359)	(1,301,062)	(1,099,096)

Research and development expenses	(465,882)	(264,424)	(319,943)

Depreciation and amortization	(75,537)	(106,842)	(109,080)

Operating profit	1,570,128	2,251,536	1,077,461

Interest expense, net of interest income	22,171	68,403	(76,185)

Income before income taxes	1,592,299	2,319,939	1,001,276

Income taxes	(730,735)	(919,666)	(421,912)

Net income	861,564	1,400,274	579,364

See Notes to Financial Statements	4

QR S.R.L.
STATEMENTS OF SHAREHOLDERS' EQUITY
Expressed in Euros

Years ended December, 31 2004, 2005 and 2006
	Share capital NIM S.r.l.	Share capital QR S.r.l.	Distribution to shareholders	Earnings retained and reserves	Total

Balance January 1, 2004	10,400	10,400	0	1,514,941	1,535,741
Distribution of dividend QR S.r.l.				(100,000)	(100,000)
Distribution of dividend NIM S.r.l.				(300,000)	(300,000)
Net income 2004				579,364	579,364

Balance January 1, 2005	10,400	10,400	0	1,694,305	1,715,105
Purchase of QR's shares from shareholders, treated as distribution			(2,505,857)		(2,505,857)
Net income 2005				1,400,274	1,400,274
Balance December 31, 2005	10,400	10,400	(2,505,857)	3,094,579	609,522

Removal of NIM from Combination	(10,400)		2,505,857	(1,914,645)	580,812

Balances January 1, 2006	0	10,400	0	1,179,934	1,190,334
Adjustment to the value of the busines purchased from NIM, treated as distribution				(784,654)	(784,654)
Deferred tax thereon				292,283	292,283
Net income 2006				861,564	861,564
Balance December 31, 2006	0	10,400	0	1,549,127	1,559,527

See Notes to Financial Statements	5

QR S.R.L.
STATEMENT OF CASH FLOWS
Expressed in Euros
			Combined
	2006	2005	2004

Cash Provided by (Used for) Operating activities:
Net income	861,564	1,400,274	579,364

Adjustements to reconcile net income (loss) to net cash provided by operating activities:
- Depreciation of fixed assets	75,537	106,842	109,080
- Change in deferred income taxes	(128,462)	90,763	(105,349)
- Changes in assets and liabilities:
(Increase) decrease in receivables	351,640	(703,038)	(271,026)
(Increase) decrease in inventories	(122,464)	250,626	(615,059)
(Increase) decrease in prepaid expenses and other assets	83,227	17,661	2,696
Increase (Decrease) in accounts payable - trade	519,804	193,274	114,035
Increase (Decrease) in accued expenses, other liabilities and income taxes payable	562,291	631,566	(115,393)
- Royalties - related parties	(735,765)	(187,361)	(165,000)
- Severance indemnity provision	34,163	31,811	28,425
- Severance indemnity paid	(22,910)	(691)	(15,615)
Net cash provided by operating activities	1,478,625	1,831,727	(453,842)

Cash Provided by (Used for) Investing Activities:
- Capital expenditures net	(40,359)	(161,780)	(196,774)
- Changes in other fixed assets			568
Cash used for purchase of business from NIM, a related party	(776,493)
Net cash provided (used) by investing activities	(816,852)	(161,780)	(196,206)

Cash Provided by (Used for) financing activities:
- Cash dividends paid			(400,000)
Purchase of QR shares from NIM, treated as distribution		(2,505,857)
- Proceeds from long-term payables - related parties		1,200,000
Net cash provided (used) for purchaes of NIM shares/ financing activities	0	(1,305,857)	(400,000)

Cash and cash equivalents:
- Increase (decrease) during the period	661,773	364,090	(1,050,048)
- Beginning of year	1,457,181	1,093,091	2,143,139
Less: cash decrease on removal of N IM from Combination - Note	(469,082)
End of year	1,649,872	1,457,181	1,093,091

See Notes to Financial Statements	6

Notes:

1. The purchase of the business from NIM is represented by:
Value and transaction costs charged to retained earnings	784,654
Inventories	247,464
Fixed assets	42,954
Less: termination indemnities assumed	(98,579)
Unpaid portion	(200,000)
Net	776,493

2. The removal of NIM from Combination is represented by:
Accounts recievable and prepaid expenses	762,195
Accounts payable and accruals	(817,390)
Long term payables related parties	(1,200,000)
Fixed assets	205,301
Increases in net equity	580,812
Net decrease in cash and cash equivalents	(469,082)

See Notes to Financial Statements	7

QR SRL, Verona

Notes to Financial Statements

1.    Nature of business

QR Srl, (hereinafter QR or the Company) was incorporated in January 1990 under the laws of the Italy. At December 31, 2006 QR was owned by Nim Srl, 50% (hereinafter NIM), Verfid Srl , 42.50% (a related entity) and Mr Tommasi 7.5% and is engaged in the business of designing, developing and manufacturing equipment for generating, capturing and/or producing dental diagnostic images through digital imaging technologies.

These products, which are used by medical and dental professionals, are marketed and sold to worldwide markets directly and through independent and unaffiliated distributors.

The headquarters of QR are in Verona, Italy. At December 31, 2006 QR employed 22 people.

2.    Basis of preparation of financial statements

In 2005 and 2004 QR and NIM were under common ownership and management; furthermore QR marketed, and sold only products manufactured by NIM. In January 2006, NIM transferred its business (i.e. certain assets and liabilities, customers and suppliers, and people) to QR in exchange for cash consideration and a loan payable. The Combined financial statements for 2005 and 2004 represent QR and NIM as a single business entity (hereinafter the Combined business).

In the preparation of the Combined financial statements for 2005 and 2004 the following principles have been applied:

▪	All significant inter-company transactions and balances have been eliminated,

▪	Unrealized inter-company profits in inventories have been eliminated

▪
The amount of Euro 2,505,857 paid in 2005 by NIM for the acquisition of 50% in QR from related parties has been shown as a reduction in the Combined net equity and treated as distribution to shareholders.

▪	The Combined financial statements for 2005 and 2004 are prepared under the common ownership concept.

The purchase by QR of the business from NIM as of January1,  2006 has been accounted for at histrorical cost of assets less liabilities assumed as the deal was entered into between entities under common control.

The NIM balances not transeferred to QR as of January 1, 2006 have been removed from the Combined balance sheet and shown as movement in the statement of shareholders’ equity and movements in the statetement of cash flows.

The preparation of financial statements in conformity with United States generally accepted accounting principles (hereinafter US GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

QR and NIM prepare their separate annual financial statements in accordance with Italian law and accounting principles generally accepted in Italy (hereinafter Italian GAAP); the adjustments that  have been made for the purpose of preparation of financial statements in accordance with US GAAP mainly relate to  inventory valuation adjustments, write off of deferred research and development and advertising costs and of other intangible assets, accrual accounting for revenues and expenses and to deferred taxation.

3.    Accounting Policies

The principal accounting policies applied are as follows:

Intangible fixed assets
The costs of computer software developed or acquired for internal use incurred during the preliminary project stage are expensed as incurred.  Costs incurred during the application development stage are capitalized.  Costs incurred during the post-implementation or operation stage are expensed as incurred.

Intangible fixed assets are stated at cost and are amortized on a straight line basis over the period of expected future benefit as follows:

Software	3 years
Other	5 years

Tangible fixed assets
Tangible fixed assets are stated at purchase cost.

The book value includes any ancillary costs and the costs incurred for the use of the asset, less any trade discounts and any significant cash discounts.

Assets are written down to reflect any other than temporary impairment in value.

The depreciation charged to the statement of operations has been calculated on the basis of the useful lives of the assets, taking into account their use, destination and economic-technical life, over the following estimated useful lives:

Tools, furniture and equipment.	6.66 years
Cars	4 years
Electronic machines	5 years
Leasehold improvements	Contract duration
Office furniture	8 years
Other	5 years

Ordinary repair and maintenance costs are charged to the statement of operations in the year they are incurred. Alterations and major overhauls that extend the life or increase the capacity of the assets are capitalised.

Sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the accounts with any resulting gain or loss reflected in the statement of operations.

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.  The amount of impairment loss, if any, is measured as the difference between the net book value of the asset and its estimated fair value.

Cash and cash equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
The Company maintains cash in bank deposit accounts where balances exceed the limits guaranteed in Italy. The Company has not experienced any losses on these accounts and expects none in the future.

Accounts receivable
Accounts receivable are stated at estimated realisable value.

The nominal value has been adjusted to the presumed realisable value by means of a provision for bad debts taking into account the general economic conditions, the state of the company’s industry sector, the country risk and the solvability of the customers.

Accounts payable
Accounts payable are recorded at invoice values, adjusted by any returns of goods or credit notes.

Accruals, prepayments and deferrals
Costs and revenues applicable to more than one accounting period are recorded under this heading to reflect the accrual accounting principle.

Inventories
Raw materials, auxiliary materials and semi-finished and finished products are valued at the lower of cost or market. Cost is determined using identified costs, approximating the FIFO method for raw materials and components and such content in semi-finished and finished products. Direct labour costs and manufacturing overheads are included in the valuation of the latter two categories.

Provision is made for potential losses on obsolete or slow-moving inventories, taking into account their expected future use and estimated realizable value.

Demonstration equipment with customers is valued at manufacturing costs described above, reduced for reduction in value in view of its technical obsolescence, over periods not exceeding five years.

Employee severance indemnities
This provision is set up in accordance with current Italian legislation and labour contract and reflects the liability accrued to all employees as at the balance sheet date.

Pensions
The Company has no voluntary pension scheme; it contributes to obligatory State schemes in respect of which after payment of monthly contributions it has no further obligations.

Recognition of income
Revenue is recognized when persuasive evidence of an arrangement exists, the product has been delivered, the rights and risks of ownership have passed to the customer, the price is fixed and determinable, and collection of the resulting receivable is reasonably assured.  For arrangements which include customer acceptance provisions, revenue is not recognized until the terms of acceptance are met.  Reserves for sales returns and allowances are estimated and provided for at the time of shipment.

Financial income and income from the provision of services are recognised on an accruals basis, when services are rendered.

Revenues and proceeds, costs and charges related to transactions in foreign currencies are determined at the exchange rate in force at the date when the relevant transaction takes place.

Two customers represented more than 10% each fro a total of 23% of the Company’s sales in the year ended December 31, 2006 and more than 61% and 28% in the year ended December 31, 2005 and 2004 respectively.

At December 31 2006 five customers represented more than 10%( in total 70%) of receivables- trade (gross), at December 31, 2005: three customers for a total of 38%.

Shipping costs
Shipping costs are included in selling expenses and amounted to Euro 82.175, Euro 8.126 and Euro 8.608 for the years ended December 31, 2006, 2005 and 2004.

Research and development
Research and development costs are recorded as expense in the year incurred. These costs are incurred in connection with the design and development of new or enhanced products.

Warranty costs
The Company generally warrants its products for one year after sale.  The Company provides for estimated future warranty costs at the time revenue is recognized, based on historical trends.

Foreign currency receivables and payables
Receivables and payables denominated in currencies other than the Euro are originally translated into Euro by adopting the accounting rates at the date of the respective transactions. Exchange rate differences arising at the time of collection of receivables or settlement of payables are credited or charged to the statement of operations.

Income taxes
Current tax liabilities are provided at amounts due to tax authorities, based on reasonable estimates of taxation for the year.

Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the US GAAP financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Fair value of financial instruments
The carrying amounts of accounts receivable, accounts payable and accrued expenses approximate fair value due to the short-term nature of the accounts. The fair values of long-term obligations approximate their carrying values based on the nature of these instruments.

Recent pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109, “Accounting for Income Taxes,” which clarifies accounting for and disclosure of uncertainty in tax positions. FIN No. 48 prescribes a recognition threshold and measurement attribute for the financial recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of adopting FIN No. 48.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 applies to other accounting standards that require or permit fair value measurements. Accordingly, this statement does not require any new fair value measurement. This statement is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company does not expect the requirements of SFAS No. 157 to have an impact on its financial statements.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities".  SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value.  Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively.  The Company does not expect the requirements of SFAS No. 159 to have an impact on its financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

4.    Cash and cash equivalents

	2006	2005
	Euro	Euro

Banks	1,645,405	1,445,426
Cash	1,696	7,326
Foreign currency cash	2,771	4,429
Total	1,649,872	1,457,181

5.    Accounts receivable

	2006	2005
	Euro	Euro

Accounts receivable – trade	1,178,246	1,434,574
Accounts receivable Lessinia 2000 – a related party	-	351,600
Accounts receivable trade – Aperio	216,943	273,765
Unbilled shipment	11,567	0
Provision for bad and doubtful receivables	(235,043)	(9,500)
Other		5
Total	1,171,713	2,050,444

6.    Inventories

	2006	2005
	Euro	Euro

Raw materials, components and work in progress	497,935	217,526

Finished goods	172,298	330,243
Total	670,233	547,769

7.    Prepaid expenses and other current assets

	2006	2005
	Euro	Euro

Current tax assets - VAT receivable	47,893	137,524
Advance payment		21,693
Prepaid expenses	35,586	60,664
Other	5,063	-
Total	88,542	219,881

Deferred Income Taxes

	2006	2005

Value adjustment charged to net equity, etc	296,619	52,770

Inventory adjustments	-78,965	0

Elimination of inter-company profits in inventories	0	59,159

Compensation paid and accrued	105,613	9,601
Allowance for bad debts	80,811
Deferred revenues	121,062
Provision on loss on returns	17,135

Total	542,275

Current	245,656	68,760
Non current	296,619	52,770
Total	542,275	121,530

8.           Tangible fixed assets, net

	2006	2005
	Euro	Euro

Tools, furniture and other.	16,632	13,413
Motor vehicles	53,257	83,445
Electronic machines	38,783	46,488
Office furniture	11,163	11,430
Lease- hold improvements	0	187,490
Other	0	15,048
Total	119,835	357,314

As at January 1, 2006 net fixed assets totalling Euro 205.301 were retained by NIM and therefore removed from the combined balance sheet.

9.    Payable to related parties

The amount of Euro 200,000 refers to the balance payable to NIM for the purchase of the business as at January 1, 2006; this amount was repaid in May 2007.

The balance at December 31, 2005  of Euro 1.200.000 related to the purchase of NIM’s 50% in QR and was removed as at January 1, 2006 from the balance sheet when NIM was no longer included in the Combined financial statements.

10.    Other creditors and accrued expenses

	2006	2005
	Euro	Euro

Current income taxes and VAT payable	320,340	446,253
Taxes and social security withheld	178,293
Social security contributions	47,779	36,382
Wages and salaries, bonuses, etc	103,916	73,378
Deferred revenues	10,000	14,145
Other	23,932	25,159
Advances from customers		14,400
Total	684,260	609,717

11.           Compensation payable – related parties

The balance relates to percentage-of-profit-based compensations payable for 2006 to the Sole Director and the Proxy- legal representative, approved by shareholders in the amount of Euro 704.537, less amounts advanced to December 31, 2006 totalling 352,268.

12.           Due for royalties- related parties

From January 1, 2004 and to December 31, 2006 royalties were payable at fixed annual amounts of Euro 288,000 per annum. The amount of Euro 528.402 represents the amounts due to two related parties at December 31, 2006 (Euro 1.264.167 at December 31, 2005).

13.           Employee severance indemnities

Under Italian labour laws and regulations all employees are entitled to an indemnity upon termination of their employment relationship for any reason. The benefit accrues to the employee on a pro-rata basis during their employment period and is based on the individuals’ salary. The vested benefit payable accrues interest, and employees can receive advances thereof in certain specified situations, all as defined in the applicable labour contract. The reserve for termination indemnities shown in the financial statements reflects the total amount of the indemnities, net of any advances given, that each employee would be entitled to receive if termination were to occur as of the balance sheet date.

The reserve for employee termination indemnities is the result of the following movements:

	2006	2005
	Euro	Euro

Balance, at beginning of year	169,981	138,861
Provision for the year	34,163	31,811
Indemnities paid	(22,910)	(691)
Balance at end of year	181,234	169,981

14.    Share capital

The share capital of QR Srl. is fully subscribed, paid-up and filed with the Companies’ Register.

15.    Sales

	2006	2005	2004
	Euro	Euro	Euro

Technical assistance and other	204,846	301,495	216,903
Finished machines and parts	6,952,534	5,903,380	3,772,559

Total	7,157,380	6,204,875	3,989,462

The breakdown of sales revenues by geographic area is as follows:

	2006	2005	2004
	Euro	Euro	Euro

Italy	1,389,899	1,605,333	433,614
Other Europe	2,584,363	1,573,375	1,121,502
North and South America	2,298,580	1,532,329	1,943,911
Rest of the world	884,538	1,493,838	490,435
Total revenues	7,157,380	6,204,875	3,989,462

16.           Cost of sales

	2006	2005	2004
	Euro	Euro	Euro

Raw materials and consumables	2,186,528	1,787,369	939,021
Personnel costs	389,719	267,328	239,586
Other	103,227	226,314	205,275
Total	2,679,474	2,281,011	1,383,882

17.           Selling, general and administrative expenses

	2006	2005	2004
	Euro	Euro	Euro

General and administrative expenses	1,797,121	781,995	682,302
Selling and marketing expenses	289,238	219,067	116,794
Royalties – related parties	280,000	300,000	300,000
Total	2,366,359	1,301,062	1,099,096

a)	General and administrative expenses

	2006	2005	2004
	Euro	Euro	Euro

Personnel	58,583	129,073	119,632
Administrative advice	207,347	15,490	26,576
Director’s compensation	772,082	295,681	284,500
Compensation of proxy – legal representative	290,694	140,560	103,500
Rents – related party	83,160	83,160	83,160
Other	159,712	17,031	64,934
Provision for doubtful receivables	225,543	0	0
Total	1,797,121	781,995	682,302

b)	Sales and marketing expenses

	2006	2005	2004
	Euro	Euro	Euro

Personnel	134,137	46,491	43,876
Meetings, conferences	14,337	16,567	12,446
Commissions	37,350	68,000	-
Fuel	15,228	4,421	7,230
Motorway tolls		2,827	4,057
Travel expenses	34,693	29,635	24,099
Other	53,493	51,126	25,086
Total	289,238	219,067	116,794

19.    Research and development expenses

	2006	2005	2004
	Euro	Euro	Euro

Personnel	341,333	253,083	203,870
Temporary employees			27,261
Other			-
Research NewTom, etc	94,747	11,341	58,155
Other	29,802	-	30,657
Total	465,882	264,424	319,943

20.    Depreciation and amortization

	2006	2005	2004
	Euro	Euro	Euro

Intangible fixed assets	3,000
Tangible fixed assets	72,537	106,842	109,080
Total	75,537	106,842	109,080

21.    Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred income taxes are recorded for temporary differences between financial statement carrying amounts and the tax bases of assets and liabilities. Deferred tax assets reflect the tax rates expected to be in effect in the period in which the differences are expected to reverse.

The financial periods included in the financial statements are subject to review by the Italian tax authorities: The latter at times take views that differ from those of management in regard to tax deductibility of certain costs. Management considers that the provisions carried are adequate.

Tax reconciliation between the Italian statutory tax rate and the effective tax rate is as follows:

	2006	2005	2004

Income before taxes	1,592.299	2,319,939	1,001,276
Italian Statutory Tax Rate	33%	33%	33%
Tax at statutory rate	525,459	765,580	330,421
Non-taxable revenues			(4,154)
Items non-deductible for tax purposes net	7,181	17,516
Regional tax at 4.25% on portion of net income	154,647	136,570	95,645

Total Taxes	687,287	919,666	421,912

Current taxes	858,584	828,903	527,261
Deferred taxes	-171,297	90,763	(105,349)

Total Taxes	687,287	919,666	421,912

22.    Related party costs and revenues

The breakdown of related party costs and revenues in the statements of operations is as follows:

Statement of operatins
Revenue (cost)	2006	2005	2004

Compensation to sole director	(772,082)	(295,681)	(284,500)
Royalties	(280,000)	(300,000)	(300,000)
Compensation to proxy – legal representative	(290,694)	(167,208)	(131,506)
Lessinia 2000 S.r.l. (Sales)	-	228,000	125,000
Rent :NIM ( Lessinia in 2005 and 2004)	(83,160)	(83,160)	(83,160)

23.    Commitments and contingencies

The lease commitments under a long-term contract with NIM (a related party) for the rent of the premises are follows:

2007	83,160
2008	83,160
2009	83,160
2010	83,160
2011	83,160
415,800
2012-2015	332,640
Total	748,440

24.    Subsequent event

On April 19, 2007, the shareholders of the Company sold all their shares in QR to a wholly-owned subsidiary of AFP Imaging Corporation, New York.